UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2004


                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
          OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On December 21, 2004, registrant received a letter dated December 17, 2004, from director Jon W. Rotenstreich in which Mr. Rotenstreich communicated his resignation as a director to be effective January 1, 2005.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
          CHANGE IN FISCAL YEAR.

     Effective as of December 16, 2004, the registrant's board of directors amended Article III, Section 10(A) of the bylaws.

     Article III, Section 10(A) is a special, temporary provision relating to the size and composition of the board of directors applicable during the period from July 1, 2004 through June 30, 2007. The provision was adopted pursuant to the merger agreement dated January 22, 2004, which governed the combination of Union Planters Corporation and former Regions Financial Corporation.

     Prior to this amendment, Section 10(A) generally provided that for the period of three years following the merger, the board of directors will consist of 26 members.

     This amendment applies to the period from the annual meeting in 2005 through June 30, 2007. For such period, it removes the requirement that the board of directors consist of 26 members, and provides instead that the number of directors shall be fixed, from time to time, by resolutions adopted by the board of directors, and shall not be less than three persons. This amendment also clarifies that after June 30, 2007, Article III, Section 10 of the bylaws shall have no further force or effect.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The exhibit listed in the exhibit index is filed as a part of this current report on Form 8-K.



                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)



                                 By: /s/ Ronald C. Jackson

                                      Ronald C. Jackson
                                      Senior Vice President and Comptroller

Date: December 22, 2004





                                INDEX TO EXHIBITS

Sequential
 Exhibit                                                           Page No.
----------                                                        ----------

    3.1       Amendment to Article III, Section 10(A) of the bylaws.